SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement

☐	Confidential For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Soliciting Material Pursuant to Rule 14a-12

NOVOSTE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No. :

(3)	Filing Party:

(4)	Date Filed:

Novoste Corporation

3890 Steve Reynolds Boulevard

Norcross, Georgia 30093

(770) 717-0904

April 28, 2004

Dear Shareholder:

You are cordially invited to attend our 2004 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 8:30 a.m., local time, on June 15, 2004 at the Atlanta Marriott Gwinnett Place, 1775 Pleasant Hill Road, Duluth, Georgia.

In addition to the matters to be voted on, I will be pleased to report on the affairs of our company. At the Annual Meeting we will consider:

1.	Election of two (2) directors to the Board of Directors;

2.	Approval of an amendment to the Novoste Corporation 2001 Stock Plan, as amended, to increase the number of shares of our common stock reserved for issuance thereunder by 500,000 shares to 2,250,000 shares;

3.	Ratification of the reappointment of Ernst & Young LLP as our independent auditors for fiscal year 2004; and

4.	Any other business properly presented at the Annual Meeting or any postponements or adjournments thereof.

Your Board of Directors recommends that you vote in favor of proposals 1, 2 and 3 above as further outlined in this Proxy Statement. We encourage you to read this Proxy Statement carefully.

Whether or not you expect to attend the Annual Meeting, we urge you to vote promptly.

Sincerely,

Alfred J. Novak

President and Chief Executive Officer

NOVOSTE CORPORATION

3890 Steve Reynolds Boulevard

Norcross, Georgia 30093

(770) 717-0904

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2004

NOTICE IS HEREBY GIVEN that on June 15, 2004, Novoste Corporation will hold its 2004 Annual Meeting of Shareholders (the “Annual Meeting”) at the Atlanta Marriott Gwinnett Place, 1775 Pleasant Hill Road, Duluth, Georgia. The meeting will begin at 8:30 a.m., local time.

At the Annual Meeting, we will consider:

1.	Election of two (2) Class II directors, each to serve for a term of three years or until his or her successor is elected and qualified;

2.	Approval of an amendment to the Novoste Corporation 2001 Stock Plan, as amended, to increase the number of shares of our common stock reserved for issuance thereunder by 500,000 shares to 2,250,000 shares;

3.	Ratification of the reappointment of Ernst & Young LLP as our independent auditors for fiscal year 2004; and

4.	Any other business properly presented at the Annual Meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Pursuant to our by-laws, the Board of Directors has fixed April 7, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at all postponements or adjournments thereof. Only shareholders of record at the close of business on that date and eligible to vote will be entitled to vote at the Annual Meeting and any postponements or adjournment thereof. A list of all shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten (10) days before the Annual Meeting at our offices located at 3890 Steve Reynolds Boulevard, Norcross, Georgia, 30093.

By Order of the Board of Directors,

Daniel G. Hall

Corporate Secretary

Norcross, Georgia

April 28, 2004

Whether or not you plan to attend the Annual Meeting, please complete and return the enclosed proxy card or vote by telephone or through the Internet as instructed on the vote instruction card. If you sign and return your proxy card without specifying a choice, your shares will be voted in accordance with the recommendations of the Board of Directors. You may, if you wish, revoke your proxy at any time before it is voted by filing with the Corporate Secretary of Novoste a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If you submitted your proxy by telephone or through the Internet, you may also revoke it by submitting a new proxy using the same procedures at a later date.

NOVOSTE CORPORATION

3890 Steve Reynolds Boulevard

Norcross, Georgia 30093

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

June 15, 2004

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of Novoste Corporation, a Florida corporation, for use at the Annual Meeting of Novoste’s shareholders to be held on June 15, 2004 (the “Annual Meeting”) at 8:30 a.m., local time, at the Atlanta Marriott Gwinnett Place, 1775 Pleasant Hill Road, Duluth, Georgia, or at any adjournments or postponements thereof. Novoste’s 2003 Annual Report, which includes Novoste’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with this Proxy Statement, are being mailed on or about May 7, 2004 to all shareholders entitled to vote at the Annual Meeting.

Only holders of record of Novoste common stock (“Common Stock”) as of the close of business on April 7, 2004 (the “Record Date”) can vote at the Annual Meeting or any postponements or adjournments that may take place.

All properly executed written proxies, and all properly completed proxies submitted by telephone or through the Internet, that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the Annual Meeting. EXECUTED, BUT UNMARKED PROXIES WILL BE VOTED:

•	“FOR” PROPOSAL 1 TO ELECT THE NOMINEES FOR DIRECTOR

•	“FOR” PROPOSAL 2 TO APPROVE AN AMENDMENT (THE “STOCK PLAN AMENDMENT”) TO THE NOVOSTE CORPORATION 2001 STOCK PLAN, AS AMENDED (THE “2001 STOCK PLAN”), TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 500,000 SHARES TO 2,250,000 SHARES

•	“FOR” PROPOSAL 3 TO RATIFY THE REAPPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2004

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1.    Q:    Who is entitled to vote?

A:	Holders of record of our Common Stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting.

2.    Q:    What may I vote on?

A:	At the Annual Meeting we will consider the following proposals:

(1)    election of two Class II directors, each to serve for a term of three years or until his or her successor is elected and qualified;

(2)    approval of the Stock Plan Amendment to the 2001 Stock Plan to increase the number of shares of our Common Stock reserved for issuance thereunder by 500,000 shares to 2,250,000 shares;

(3)    ratification of the reappointment of Ernst & Young LLP as our independent auditors for fiscal year 2004; and

(4)     any other business properly presented at the Annual Meeting.

Each of these matters is discussed in further detail in this Proxy Statement.

3.    Q:    How does the Board of Directors recommend I vote on the proposals?

A:	The Board recommends you vote “FOR” each of the nominees for director, “FOR” the approval of the Stock Plan Amendment to the 2001 Stock Plan to increase the number of shares of our Common Stock reserved for issuance thereunder by 500,000 shares to 2,250,000 shares and “FOR” the reappointment of Ernst & Young LLP.

4.    Q:    How do I cast my vote?

A:	There are four different ways you may cast your vote this year. You may vote by:

(1)    marking, signing and dating each proxy card or vote instruction card and mailing it in the envelope provided. If you return your signed proxy card or vote instruction card, but do not mark the boxes showing how you wish to vote, your shares will be voted in favor of the three proposals;

(2)    telephone, using the toll-free number listed on each vote instruction card (if your shares are held by a bank, broker or other nominee and if such holder makes those methods available);

(3)    the Internet, at the address provided on each vote instruction card (if your shares are held by a bank, broker or other nominee and if such holder makes those methods available); or

(4)    attending the Annual Meeting and voting in person (if your shares are registered directly in your name on our books and not held through a broker, bank or other nominee).

If you are the registered shareholder (that is, if you hold a paper certificate instead of holding shares electronically in your brokerage account), you cannot vote by telephone or electronically through the Internet because we have not instituted any mechanism for telephone or electronic voting.

5.    Q:    How do I revoke or change my vote?

A:	To revoke or change your vote:

(1)    notify our Corporate Secretary in writing at any time before the Annual Meeting;

(2)    submit a later dated proxy by mail or if your shares are held by a bank, broker or other nominee, by telephone or via the Internet (if such holder makes telephone and Internet voting available); or

(3)    vote in person at the Annual Meeting (if your shares are registered directly in your name on our books and not held through a broker, bank or other nominee).

The latest dated, properly completed proxy that you submit will count as your vote. If a vote has been recorded for your shares and you submit a subsequent proxy card that is not properly signed or dated, the previously recorded vote will stand.

6.    Q:    What shares are included on the proxy card or vote instruction card?

A:	The shares on your proxy card represent those shares registered directly in your name and the shares on your vote instruction card represent your shares owned through a bank, broker or other nominee.

7.    Q:    What does it mean if I get more than one proxy card or vote instruction card?

A:	If your shares are registered differently and are in more than one account, you will receive more than one card. Please complete and return all of the proxy or vote instruction cards you receive (or, if you hold your shares in street name, vote by telephone or the Internet) to ensure that all of your shares are voted.

8.    Q:    How many shares can be voted at the Annual Meeting?

A:	As of the Record Date for the Annual Meeting, 16,331,068 shares of our Common Stock were issued and outstanding. Each holder of our Common Stock is entitled to one vote for each share held as of the Record Date.

9.    Q:    What is a “quorum”?

A:	A “quorum” is a majority of the outstanding shares at the close of business on the Record Date. The shares may be present at the meeting or represented by proxy. There must be a quorum for the Annual Meeting to be held. If you submit a timely, properly executed proxy or vote instruction card, then you will be considered part of the quorum, even if you abstain from voting. If a quorum is present, the plurality vote of the total votes cast by the holders of our Common Stock is required to elect the two Class II directors. On all other matters being submitted to shareholders, the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on each such matter is required for approval or ratification.

Abstentions are not counted in the tally of votes for or against a proposal. A withheld vote for the nominees for election as director is the same as an abstention. Abstentions and withheld votes are counted as shares present for quorum purposes.

Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the shareholder, and (2) the broker lacks the authority to vote the shares at his/her discretion. Broker non-votes are counted as shares present for quorum purposes, but do not count as votes for or against a proposal.

10.  Q:    When are the shareholder proposals for the 2005 Annual Meeting due?

A:	All shareholder proposals to be considered for inclusion in next year’s proxy statement pursuant to the shareholder proposal rules of the Securities and Exchange Commission (the “SEC”) must be submitted in writing to Daniel G. Hall, Corporate Secretary, Novoste Corporation, 3890 Steve Reynolds Boulevard, Norcross, Georgia, 30093 by December 29, 2004. Any such proposal received after that date will be considered untimely and may be excluded from the proxy materials.

Novoste’s by-laws establish an advance notice procedure with regard to proposals (including director nominations) that shareholders otherwise desire to introduce at the annual meeting without inclusion in Novoste’s proxy statement for that meeting. Written notice of such shareholder proposals for Novoste’s next annual meeting must be received by the Corporate Secretary of Novoste at its principal executive offices not later than March 17, 2005 and must not have been received earlier than February 15, 2005 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the shareholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for shareholder action.

11.  Q:    How may this proxy be solicited and who is bearing the cost of this proxy solicitation?

A:	Proxies may be solicited on behalf of the Board of Directors by mail, telephone and telecopy or in person and we will pay the solicitation costs, which include the cost of printing and distribution of proxy materials and the solicitation of votes. Our directors, officers and employees may solicit proxies by such methods without additional compensation. In addition, we have retained American Stock Transfer & Trust Company and Innisfree M&A Incorporated to assist us in the solicitation of proxies at a cost estimated in the aggregate to be $30,000 plus expenses. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

ELECTION OF DIRECTORS

(Proposal 1)

Under our Amended and Restated Articles of Incorporation, the Board of Directors is divided into three classes of directors (Classes I, II and III), each of which has a three-year term. The Class II directors have a term that expires at this Annual Meeting, the Class III directors have a term expiring at the 2005 annual meeting of shareholders, and the Class I directors have a term expiring at the 2006 annual meeting of shareholders. At each annual meeting of shareholders, the successors to directors of the class whose term then expires are elected to serve for a three-year term.

The Amended and Restated Articles of Incorporation also provide that the number of directors will be fixed from time to time exclusively by the Board of Directors, but shall consist of not more than twelve nor less than six directors with no class of directors consisting of more than four nor less than two directors. The Board of Directors currently has seven members. Class I currently consists of three directors and each of Class II and Class III currently consists of two directors.

At the Annual Meeting, two directors will be elected to serve as Class II directors whose terms expire in 2007. The Board of Directors has nominated Alfred J. Novak and Judy Lindstrom to be elected as Class II directors, each for a three-year term.

In the event any nominee should become unavailable for election for any presently unforeseen reason, it is intended that the proxies will be voted for such substitute nominee as may be designated by the present Board of Directors.

If a quorum is present, a plurality vote of the total votes cast by the holders of our Common Stock is required to elect each of the two directors.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

Information as to Nominees and Continuing Directors

Class II – Directors Nominated for Election at the Annual Meeting for Terms Expiring in 2007

Alfred J. Novak, age 57, director since October 2002. Mr. Novak was elected by the Board of Directors to the position of a director of Novoste on October 16, 2002, at the time he was appointed and joined Novoste as Chief Executive Officer. Mr. Novak is a founding member of Syntheon LLC, a company focused on minimally invasive medical devices for the vascular and gastroenterology markets. He serves as Chairman of the board of directors of Orbus Medical Technologies, Inc. and is also Chairman of Transurgical, Inc., two start-up medical device companies focused on cardiology. Between 1996 and 1998 Mr. Novak served as President and Chief Executive Officer of Biosense, Inc. Mr. Novak was employed at Cordis Corporation between 1984 and 1996 in a variety of management positions, culminating in his election as Vice President and Chief Financial Officer and a member of the executive committee in August 1989. Mr. Novak received his MBA from the Wharton School of the University of Pennsylvania and earned his B.S. at the U.S. Merchant Marine Academy.

Judy Lindstrom, age 59, director since June 2002. Ms. Lindstrom was elected a director of Novoste in June 2002, by the Board of Directors, to fill a vacancy in the Class II director class. Ms. Lindstrom is currently Chief Operating Officer of Portland Orthopaedics, a medical device manufacturer which produces a unique, proprietary care hip transplant. She has held this position since October 2001. Prior to her position with Portland Orthopaedics, from March 1998 to October 2001, Ms. Lindstrom was a consultant and owner of J.L. International, a consulting firm specializing in international medical device marketing and operations. From August 1996 to February 1998, Ms. Lindstrom was employed by Wright Medical Technology, Inc., serving as that company’s Executive Vice President of Global Sales and Marketing from June 1997 to February 1998, and its Executive Vice President, International from August 1996 to June 1997. Ms. Lindstrom served as a director on the board of directors of Everest Medical Corporation from 1991 to 1995 and as a member of the board of directors of the Health Industry Manufacturers Association in 1994. Ms. Lindstrom received a diploma in Registered Nursing from DePaul Hospital in Norfolk, Virginia and earned a B.S. degree in Biology from William and Mary College in Williamsburg, Virginia.

Class III – Continuing Directors Whose Terms Expire in 2005

Thomas D. Weldon, age 48, director since 1992. Mr. Weldon co-founded Novoste and has served as a director since May 1992, when we began operations. In June 1998, Mr. Weldon became Chairman of Novoste. From May 1992 through March 1999, Mr. Weldon also served as Chief Executive Officer of Novoste. He again served as Chief Executive Officer of Novoste, on an interim basis, from January to October 2002, during our search for a new Chief Executive Officer. In April 1999, he co-founded The Innovation Factory, a medical device venture, where he currently serves as Chairman. Mr. Weldon co-founded and was President, Chief Executive officer and a Director of Novoste Puerto Rico Inc., a manufacturer of disposable cardiovascular medical devices, from 1987 to May 1992, prior to its sale. Previous responsibilities included management positions at Arthur Young & Company and Key Pharmaceuticals. Mr. Weldon received a B.S. in Industrial Engineering from Purdue University and an M.B.A. in Operations and Systems Management from Indiana University.

Charles E. Larsen, age 52, director since 1992. Mr. Larsen co-founded Novoste and has served as a director since May 1992, when we began operations. Currently, Mr. Larsen is the Chief Executive Officer and a director of The Innovation Factory, a medical device venture that he co-founded in 1999. As an employee of Novoste, he served as Chief Operating Officer from 1992 until 1997, and then as Senior Vice President and Chief Technical Officer until 1999. Mr. Larsen co-founded and was Vice President and Director of Novoste Puerto Rico, Inc. from 1987 to May 1992. From 1983 through 1987, Mr. Larsen was a manager of manufacturing engineering at Cordis Corporation. Mr. Larsen received a B.S. in Mechanical Engineering from New Jersey Institute of Technology.

Class I – Continuing Directors Whose Terms Expire in 2006

J. Stephen Holmes, age 61, director since 1992. Mr. Holmes has served as a director of Novoste since October 1992. He became President of Teleflex Medical, N.A., a medical device company, in February 1998. He retired from Teleflex Medical in August 2003. For two years prior thereto, Mr. Holmes was Executive Manager of Saber Endoscopy, LLC, a medical device company he formed in February 1996. From 1992 through 1995, Mr. Holmes was a private investor, having founded several start-up companies from 1979 through 1992, including Adler Instrument Company, Inc., SOLOS Ophthalmology, Inc. and SOLOS Endoscopy, Inc., which he founded in 1982, 1988 and 1990, respectively, and in which he sold his interests in 1988, 1991 and 1991, respectively. Mr. Holmes received a B.S. in Marketing from the University of Evansville.

Stephen I. Shapiro, age 59, director since 1996. Mr. Shapiro has served as a director of Novoste since October 1996. Mr. Shapiro previously served as a director of Novoste from August 1995 until his resignation in March 1996. Since 1999, he has been employed with two venture capital firms, Advanced Technology Ventures and Galen Associates. Beginning in 1982, he was a Managing Principal of The Wilkerson Group, now integrated into IBM’s healthcare consulting group with clients in the health care industry. From 1970 to 1982, Mr. Shapiro held a variety of technical management and strategic planning positions with Union Carbide Clinical Diagnostics and Becton Dickinson and Company. Mr. Shapiro received a B.S. degree in Chemical Engineering from the Massachusetts Institute of Technology and a M.S. degree in Chemical Engineering from the University of California at Berkeley.

William E. Whitmer, age 71, director since 1992. Mr. Whitmer has served as a director of Novoste since October 1992. He was also a director of Interland Inc., a Nasdaq-listed company, from March 2000 until the company’s merger with Micron Electronics, Inc. Mr. Whitmer is a Certified Public Accountant and management consultant. From 1989 until 1992, he was a partner of Ernst & Young, having served as the Associate Managing Director of that firm’s southern United States management consulting group. From 1968 through 1989, Mr. Whitmer was a partner of Arthur Young & Company, having served as the Managing Partner of its East and Southeast United States regions of the management consulting practice from 1975 through 1989. Mr. Whitmer received a B.A. in Economics from Denison University.

GOVERNANCE OF NOVOSTE

The Board of Directors has a standing Audit Committee, Stock Option and Compensation Committee and Nominating and Corporate Governance Committee. The Board of Directors is composed of a majority of “independent” directors, and all of the committees are composed entirely of “independent” directors, as such term is defined in the listing standards of The Nasdaq Stock Market. In addition, the Audit Committee is composed entirely of “independent” directors as such term is defined in Section 10A(m)(3) of the Securities Exchange Act of 1934. The Board of Directors has adopted a charter for each of the three standing committees and corporate governance principles that address the make-up and functioning of the Board. The Board of Directors has also adopted a code of business conduct and ethics that applies to all of our employees, officers and directors. Copies of the Audit Committee charter, the Nominating and Corporate Governance Committee charter and code of business conduct and ethics are attached to this Proxy Statement as Appendix A, B and C, respectively.

Meetings of the Board of Directors and its Committees

Meetings of the Board of Directors:    During 2003, there were 7 meetings of the Board of Directors, one of which was a telephonic meeting. In addition, the Board of Directors acted on one occasion by unanimous written consent in lieu of a meeting. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors held during the period in 2003 in which he or she was a director or the total number of meetings held by committees of the Board of Directors during the period in 2003 on which he or she served.

Committee Structure:    The Board of Directors has established the following three standing committees:

1.    The Audit Committee of the Board of Directors is currently comprised of William E. Whitmer, Chairman, J. Stephen Holmes and Judy Lindstrom. The Audit Committee:

•	is directly responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm employed by us for the purpose of preparing and issuing an audit report or related work or performing other audit, review or attest services for us ;

•	assists the Board of Directors in fulfilling its responsibilities by overseeing

— processes involved in the preparation and review of the financial reports provided to the public and the audits of our financial statements,

— our system of internal controls regarding finance, financial reporting, and accounting, and the legal compliance and ethics procedures that management and the Board of Directors have established, and

— our auditing, accounting and financial reporting processes generally; and

•	performs the other functions required of audit committees of public companies under applicable laws, rules and regulations and the requirements of The Nasdaq Stock Market.

Audit Committee Financial Expert.    The Board of Directors has determined that Mr. Whitmer is an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K, and “independent” for purposes of current listing standards of The Nasdaq Stock Market and Section 10A(m)(3) of the Securities Exchange Act of 1934.

A full description of the duties and responsibilities of the Audit Committee is set forth in its charter, which is attached to this Proxy Statement as Appendix A. The Audit Committee met eight times during 2003, one of which was a telephonic meeting.

2.    The Stock Option and Compensation Committee of the Board of Directors is currently comprised of Stephen I. Shapiro, Chairman, Judy Lindstrom and J. Stephen Holmes. This committee establishes compensation policies and approves compensation for the executive officers of Novoste and administers our stock option plans. This committee met seven times during 2003, which included one telephonic meeting. In addition, the committee acted on three issues, on three separate occasions, by unanimous written consent in lieu of a meeting.

3.    The Nominating and Corporate Governance Committee of the Board of Directors is currently comprised of Judy Lindstrom, Chairman, J. Stephen Holmes, Stephen I. Shapiro and William E. Whitmer. This committee is responsible for recommending to the Board of Directors potential candidates to be nominated for election or appointment as our directors as well as consideration of issues relating to the corporate governance of Novoste. The Nominating and Corporate Governance Committee also considers shareholder suggestions regarding possible candidates for director as described below under “Nomination of Directors.” A full description of the duties and responsibilities of the Nominating and Corporate Governance Committee is set forth in its charter, which is attached to this Proxy Statement as Appendix B. This committee was established in December 2003 and held no meetings in 2003.

Attendance by Directors at the Annual Meeting of Shareholders

The Board of Directors has scheduled a Board meeting in conjunction with our annual meeting of shareholders. Our directors are expected to attend the Annual Meeting on June 15, 2004. All directors then serving on the Board of Directors attended the annual meeting of shareholders held on June 10, 2003.

Shareholder Communications with the Directors

Novoste shareholders who want to communicate with the Board of Directors or any individual director can write to: Novoste Corporation, 3890 Steve Reynolds Boulevard, Norcross, Georgia 30093, Attention: Corporate

Secretary. Your letter should state that you are a Novoste shareholder. All communications will be received and processed by our Corporate Secretary.

The Corporate Secretary will:

•	forward the communication to the director or directors to whom it is addressed; or

•	forward the inquiry to our management for resolution (for example where it is a request for information about Novoste or it is a stock-related matter).

At each Board meeting, the Corporate Secretary presents a summary of all shareholder communications received since the last meeting and makes the communications available to the directors on request.

Nomination of Directors

As provided in its charter and our corporate governance principles, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors. The Nominating and Corporate Governance Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating and Corporate Governance Committee members, (2) our other directors, (3) our shareholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	ability to exercise sound judgment;

•	ability to make independent analytical inquiries;

•	willingness and ability to devote adequate time and resources to diligently perform Board duties; and

•	appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating and Corporate Governance Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of The Nasdaq Stock Market;

•	the importance of continuity of the existing composition of the Board of Directors; and

•	the importance of a diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of

Directors has determined that shareholders who wish to recommend director candidates for consideration by the Nominating and Corporate Governance Committee must comply with the advance notice provisions and other requirements of Section 3.07 of our by-laws, as if such recommendation were a nomination. This notification must be received by us not later than March 17, 2005 and not earlier than February 15, 2005, and must provide information about the nominee’s qualifications for Board membership and other information required by the by-laws. Shareholders who intend to recommend a director candidate to the Nominating and Corporate Governance Committee for consideration are urged to obtain and thoroughly review a copy of our by-laws. To obtain a copy of our by-laws, shareholders should contact our Corporate Secretary at 3890 Steve Reynolds Boulevard, Norcross, Georgia 30093.

All candidates submitted by shareholders will be evaluated by the Nominating and Corporate Governance Committee according to the criteria discussed above and in the same manner as all other director candidates.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth a summary of the compensation paid or accrued by us during fiscal years 2003, 2002 and 2001 to (1) our Chief Executive Officer and (2) the four other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2003 and whose compensation during fiscal year 2003 exceeded $100,000 (collectively, the “Named Executive Officers”):

Summary Compensation Table

		Annual Compensation				Long-Term Compensation(2)
Name And Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)		Restricted Stock Awards		Common Stock Underlying Options(3)	All Other Compensation(4)
Alfred J. Novak President and CEO(5)	2003 2002 2001	$350,000 64,615 —	$123,452 6,417 —	$72,156 — —	(6)	$	— — —	8,700 700,000 —	$4,671 — —

Robert N. Wood, Jr. VP–Marketing & Sales	2003 2002 2001	223,649 206,730 196,830	56,612 17,655 100,500	— — —			— — —	8,700 26,250 65,000	4,280 41,196 22,810

Donald J. Webber VP and COO(7)	2003 2002 2001	195,781 179,902 139,529	49,557 15,455 75,375	— — —			— — —	8,700 23,200 55,000	3,266 17,454 18,845

Daniel G. Hall VP and Corporate Secretary & General Counsel	2003 2002 2001	186,810 170,312 156,010	47,287 14,747 81,656	— — —			— — —	8,700 23,125 55,000	2,612 24,416 17,297

Adam G. Lowe VP–Quality Assurance	2003 2002 2001	167,228 153,321 156,227	42,330 13,201 73,931	— — —			— — —	8,700 19,375 55,000	3,015 24,873 2,628

(1)	Except as provided below, we did not pay any other annual compensation to the Named Executive Officers during the fiscal years 2003, 2002 and 2001.
(2)	Novoste did not grant any stock appreciation rights or make any long term incentive payouts to the Named Executive officers during the fiscal years 2003, 2002 and 2001.
(3)	See “Stock Options” below for the exercise price and vesting terms of the options granted.
(4)	Includes employer contributions to the defined contribution 401(k) plan during fiscal years 2003, 2002 and 2001 and the deferred compensation plan in fiscal year 2002.
(5)	Mr. Novak joined Novoste as President and Chief Executive Officer on October 16, 2002.
(6)	Consists of payments for Mr. Novak’s apartment and airfare fees paid by us under the terms of Mr. Novak’s employment agreement, dated October 8, 2002.
(7)	Mr. Webber’s employment with Novoste terminated on March 31, 2004.

Stock Options

The following table sets forth certain information concerning options granted in fiscal year 2003 to the Named Executive Officers named in the Summary Compensation Table.

Option Grants in Fiscal Year 2003

	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year 2003	Exercise Price Per Share(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name					5%	10%
Alfred J. Novak	8,700	1.65	$4.50	8/12/2013	$24,621.00	$62,395.00

Robert N. Wood, Jr.	8,700	1.65	4.50	8/12/2013	$24,621.00	$62,395.00

Donald J. Webber	8,700	1.65	4.50	8/12/2013	$24,621.00	$62,395.00

Daniel G. Hall	8,700	1.65	4.50	8/12/2013	$24,621.00	$62,395.00

Adam G. Lowe	8,700	1.65	4.50	8/12/2013	$24,621.00	$62,395.00

(1)	Unless otherwise noted, each grant consists of ten-year options granted under the 2001 Stock Plan, exercisable cumulatively at the annual rate of one quarter of the number of underlying shares, commencing one year from the date of grant. All options become fully exercisable upon a change of control (as defined in the option agreements for each grant).
(2)	The exercise price indicated was the fair market value of a share of our Common Stock on the date of grant.
(3)	Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of our Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the SEC. Actual gains, if any, in option exercises are dependent on the time of such exercise and the future performance of our Common Stock.

Option Exercises and Holdings

The following table sets forth certain information concerning the number and value realized of options exercised during fiscal year 2003, and the number and value of unexercised options held at December 31, 2003 by the Named Executive Officers.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at December 31, 2003		Value of Unexercised In- the-Money Options at December 31, 2003(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Alfred J. Novak	—	—	222,175	486,525	$130,430	$285,092
Robert N. Wood, Jr.	—	—	64,051	35,899	$630	$1,892
Donald J. Webber	—	—	60,650	31,875	$630	$1,892
Daniel G. Hall	—	—	54,988	31,837	$630	$1,892
Adam G. Lowe	—	—	88,363	31,212	$630	$1,892

(1)	Based on the closing sale price of our Common Stock on The Nasdaq National Market as of December 31, 2003 ($4.79 per share) minus the applicable exercise price.

Executive Termination Agreements

In May 2003, we entered into amended and restated termination agreements with our executive officers (including the Named Executive Officers), which provide for benefits in the event of a termination of an executive officer after a change in control of Novoste. The termination agreements have an initial term from the date of execution of the termination agreements through December 31, 2003. After the initial term, the termination agreements are automatically extended each January 1 thereafter for one-year terms, unless notice not to extend the agreement is given not later than 12 months prior to such January 1. If a change in control (as defined in the termination agreement) occurs during the term, the termination agreement extends for 24 months even if such notice not to extend is given. Each executive officer who has entered into a termination agreement has agreed that following the termination of employment, if any, of such executive officer, he or she will be subject to a one-year non-compete and non-solicitation agreement with us.

Upon a change in control of Novoste and the subsequent termination of an executive officer without cause or for good reason, the executive officer will receive benefits including, but not limited to, the following: a severance payment equal to three times (or, in the case of executive officers who have served for two or less full years as an executive officer of Novoste, two times) his or her annual salary and bonus, as calculated pursuant to the terms of the termination agreement; a pro-rata portion of his or her target bonus for the year in which the change in control occurs; total health care benefits for 18 months; the use of office space or outplacement services for six months; and reimbursement of specified legal fees and expenses. In the event that any payments made by us to an executive officer in connection with the change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), we are obligated to make whole the executive officer with respect to such excise tax.

Executive Retention Bonus Agreements

In April 2004, we entered into executive retention bonus agreements with our executive officers (including the Named Executive Officers), which provide for benefits to the executive officers for continued loyalty to Novoste during its restructuring period. Mr. Webber’s employment was terminated on March 31, 2004, before the retention agreements were entered into with our executive officers. The retention agreements are in effect from April 1, 2004 until December 31, 2005 (and from April 1, 2004 until March 31, 2005 for Mr. Novak). Under the retention agreements, the executive officers will continue to perform the duties and responsibilities that are commensurate with each executive officer’s position and will perform such other duties as we may reasonably require of the executive officers. The executive officers will also continue to devote their best efforts and full business time and attention to the performance of services customarily incident to each executive officer’s position and to such other services as we may request. The executive officers will receive a retention bonus as follows:

•	for Mr. Novak, if he remains in our employ through December 31, 2004 and March 31, 2005, $333,350 (payable on the first pay date after December 31, 2004) and $166,675 (payable on the first pay date after March 31, 2005), respectively;

•	for Mr. Wood, if he remains in our employ through December 31, 2004 and March 31, 2005, $166,675 (payable on the first pay date after December 31, 2004) and $83,350 (payable on the first pay date after March 31, 2005), respectively;

•	for Mr. Hall, if he remains in our employ through December 31, 2004 and March 31, 2005, $124,550 (payable on the first pay date after December 31, 2004) and $62,275 (payable on the first pay date after March 31, 2005), respectively; and

•	for Mr. Lowe, if he remains in our employ through December 31, 2004 and March 31, 2005, $111,500 (payable on the first pay date after December 31, 2004) and $55,730 (payable on the first pay date after March 31, 2005), respectively.

With respect to Mr. Novak, his employment will continue to be terminable as described in the employment agreement between us and Mr. Novak, dated October 8, 2002, which agreement is described in greater detail below. If Mr. Novak is terminated without cause (as such term is defined in his employment agreement), he will receive benefits as set forth in the employment agreement. With respect to the other executive officers, their employment will continue to be terminable at-will. If we terminate an executive officer without cause (as such term is defined in the retention agreements) between March 31, 2005 and December 31, 2005, the executive officer will receive a severance package equal to 52 weeks salary at the executive officer’s rate of base pay on the date of termination. If we terminate an executive officer without cause before December 31, 2005, we will pay the executive officer a prorated amount of the bonus that he would have been entitled to, based on the number of days he was employed by us during the year of termination. These payments are subject to such executive officer’s execution and non-revocation of a release agreement referred to in the retention agreements.

Executive Employment Agreement

On October 8, 2002, we entered into an employment agreement with Mr. Novak which set forth the terms and conditions of Mr. Novak’s employment as our chief executive officer. The employment agreement provides that, as compensation for Mr. Novak’s services, we will pay a base salary of at least $350,000 per annum (with Mr. Novak’s performance to be reviewed annually by our board of directors) and grant a ten-year non-incentive stock option to purchase an aggregate of 700,000 shares of our Common Stock, at an exercise price equal to the fair market value per share of the stock on the day of grant, upon the terms and conditions (including vesting schedules) as set forth in stock option agreements between Mr. Novak and us. Mr. Novak is also entitled to participate in our discretionary annual incentive cash bonus plan for executive officers, established to reward participating individuals for their contribution to the achievement of key annual corporate objectives approved by the board of directors. The employment agreement also provides that we will provide (1) a company-paid apartment for Mr. Novak’s use and pay all expenses to the apartment including, rent, utilities, furniture rental up to $3,500 per month, (2) airfare for weekly visits to his family and (3) health, life, disability or other insurance plans, retirement plans, 401(k) plans, stock purchase plans and all other employee benefit plans that are offered by us, subject to the terms and conditions of those plans.

Mr. Novak’s employment may be terminated at any time by us:

•	for cause;

•	if a majority of our board of directors (excluding Mr. Novak if he is then a director) gives a vote of no confidence based upon the nature or manner of the performance of his duties (which we refer to as unsatisfactory performance);

•	upon 30 days’ prior written notice to Mr. Novak, if terminated without cause or unsatisfactory performance; or

•	upon death or permanent disability.

Mr. Novak may also terminate his employment at any time for “good reason” or upon 90 days’ prior written notice to us without good reason.

If Mr. Novak’s employment is terminated for cause, unsatisfactory performance, death or permanent disability, or by him without good reason, he (or his estate, as the case may be) will be entitled to be paid any accrued but unpaid salary earned by him through the date of his termination. If Mr. Novak’s employment is terminated by us without cause or unsatisfactory performance (other than by reason of death or permanent disability, or by him for good reason, he will be entitled to (1) receive all accrued but unpaid salary earned through the date of termination, (2) receive a lump sum cash severance payment on the termination date equal to two times his “annualized includable compensation,” taking as a base period the two most recent taxable years ending before the termination date, and (3) accelerate the vesting of options for up to 400,000 shares of Common Stock from the initial option grant described above so that they become fully vested and exercisable on the termination date.

Report of Stock Option and Compensation Committee

The Stock Option and Compensation Committee of the Board of Directors is composed of three non-employee directors and is responsible for the administration of Novoste’s compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Novoste’s compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to Novoste’s performance and shareholder return.

Compensation Philosophy

The primary goal of Novoste is to align compensation with Novoste’s business objectives and performance. Novoste’s aim is to attract, retain and reward executive officers and other key employees who contribute to long-term shareholder value. To establish the relationship between executive compensation and the creation of shareholder value, the Committee has adopted a total compensation package comprised of base salary, bonus, and stock option awards. Key elements of the compensation philosophy are:

•	Novoste pays competitive salaries based upon salaries paid by leading medical device companies with which Novoste competes for talent.

•	Novoste maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

•	Novoste provides significant equity-based incentives for executives and other key employees to ensure that individuals are motivated over the long term to respond to Novoste’s business challenges and opportunities as owners and not just as employees.

Compensation Program

Novoste’s executive compensation program has three major components, all of which are intended to attract, retain and motivate executive officers consistent with the philosophy set forth above. The Committee considers these components of compensation individually, as well as collectively, in determining total compensation for executive officers.

Base Salary.    Each year the committee establishes base salaries for individual executive officers based upon (1) industry and peer group surveys, (2) responsibilities, scope and complexity of each position, and (3) performance judgments as to each individual’s past and expected future contributions.

The Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for Novoste’s executive officers other than the Chief Executive Officer. The Committee reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Committee’s assessment of his past performance and its expectations as to his future contributions in leading Novoste.

Annual cash (short-term) incentives.    Novoste has a discretionary, annual cash incentive plan to provide a direct linkage between individual pay and accomplishing key annual corporate objectives.

Target annual bonus awards are established for executive officers based upon peer group surveys and range from 30% to 40% of salary. Each officer who served in an executive capacity during and at the end of 2003 received a bonus for such service up to an amount of 30% of base salary. The bonus award to the Alfred J. Novak, the Chief Executive Officer in 2003, was approximately 40% of his base salary. In establishing the bonus amounts for 2003, Novoste focused particularly on achievement of revenue and earnings goals for the year, achievement of product introduction and site start-up goals, certain clinical trial objectives and the improvement of team work within the management organization. Each executive officer’s 2003 bonus equaled 70% of the target bonus.

Equity-based incentive compensation.    Novoste’s primary long-term incentive program consists of its employee stock option plan. This stock option plan generally utilizes a four-year vesting period (although some stock options granted to key executives contain performance-based criteria or accelerated vesting features) to encourage key executive officers to continue in employment with Novoste. Through stock option grants, executives receive significant equity incentives to build long-term shareholder value. With respect to stock options, the exercise price of such options granted under this stock option plan is 100% of the fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if our Common Stock appreciates over the long term.

In 2003, the Committee granted stock options to all executive officers. In reaching its decision, the Committee relied on its experience, the information gained in the hiring process for such officers, and the value of the executive officers’ previously issued stock options.

The Committee also may grant restricted stock awards to key executive officers. The restricted stock awards previously granted contain a four-year vesting period similar in nature to the four-year vesting period for stock options. These stock awards are intended to provide the same equity incentives as stock options but with the added benefit of not requiring payment of an exercise price prior to ownership of the underlying stock. In 2003, the Committee did not grant any restricted stock awards.

Compliance with Internal Revenue Code Section 162(m)

The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code, adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for certain executive officers, unless compensation is performance-based. Because the targeted cash compensation of such executive officers is well below the $1 million threshold and because the Committee believes that any options granted under Novoste’s stock option plan will meet the requirements of being performance-based under the transitional provisions provided in the regulations under Section 162(m), the Committee believes that Section 162(m) will not reduce the tax deduction available to Novoste. Novoste’s policy is to qualify to the extent reasonable its executive officers’ compensation for deductibility under applicable tax laws.

Stock Option and Compensation Committee

Stephen I. Shapiro, Chairman
Judy Lindstrom

Compensation of Directors

Directors who are employees of Novoste do not receive additional compensation for serving on the Board of Directors or its committees. A non-employee director is paid a fee of $4,000 for each Board meeting attended. Each director who also serves on a committee is paid $1,000 for each committee meeting attended; the director who is a committee Chairperson receives a fee of $2,000 per meeting. There is no compensation for attendance at a scheduled Board or committee meeting to a director who attends such a meeting only by telephone. Compensation for scheduled telephonic meetings of the Board or any committee will be compensated at one-half of the established Board or committee attendance fee.

The Board of Directors established an annual retainer for the Chairman of the Board of Directors in the amount of $26,000, payable to the Chairman on the first day of each calendar year, and a retainer for the Chairman of the Audit Committee in the amount of $24,000 per year. In addition, in August 2003, the Board of Directors granted each of its non-employee directors, as partial compensation for director services rendered in 2003, a four-year incentive stock option to purchase 8,000 shares of our Common Stock at an exercise price of $4.50 per share, the closing market price of our Common Stock on The Nasdaq National Market on the grant date. All of these options become exercisable in quarter installments on each one-year anniversary after the grant date. Vesting of these options ceases on the date the option holder ceases to serve as a director.

Compensation Committee Interlocks and Insider Participation

The members of the Stock Option and Compensation Committee during fiscal year 2003 were Dr. Donald C. Harrison, who has resigned from our Board of Directors as of February 11, 2004, Ms. Lindstrom and Mr. Shapiro. No member of the Stock Option and Compensation Committee has ever been an officer or employee of Novoste (or any of its subsidiaries), and no “compensation committee interlocks” existed during fiscal year 2003.

Certain Relationships and Related Party Transactions

Novoste has adopted a policy that all transactions between Novoste and its officers, directors, principal shareholders and their affiliates will be on terms no less favorable to Novoste than could be obtained by it from unrelated third parties, and will be approved by its Audit Committee.

STOCK PERFORMANCE GRAPH

The following graph compares the percentage change in the cumulative total shareholder return on our Common Stock during the period from December 31, 1998, the last trading day before our 1999 fiscal year, through December 31, 2003, with the cumulative total return of the Nasdaq Market Index—U.S. Companies and the Nasdaq Medical Equipment Index. In prior years, we included in this stock performance graph the JP Morgan Hambrecht & Quist Health Care—Excluding Biotechnology Index. However, the JP Morgan Hambrecht & Quist Health Care—Excluding Biotechnology Index ceased to be available during fiscal year 2002. Therefore, we have included the Nasdaq Medical Equipment Index in this stock performance graph. The comparison assumes $100 was invested on December 31, 1998 in our Common Stock and in each of the foregoing indices and assumes any dividends were reinvested. The performance shown is not necessarily indicative of future performance.

APPROVAL OF THE STOCK PLAN AMENDMENT TO THE 2001 STOCK PLAN

(Proposal 2)

Our shareholders are asked to consider and vote upon a proposal to approve an amendment (“2001 Stock Plan Amendment”) to the Novoste Corporation 2001 Stock Plan, as amended (the “2001 Stock Plan”). Shareholder approval of the Stock Plan Amendment is being requested because, on April 14, 2004, the Board of Directors approved a 500,000 share increase in the number of shares of our Common Stock reserved for issuance under the 2001 Stock Plan. The Board of Directors believes it is necessary that additional shares of our Common Stock be reserved for issuance under the 2001 Stock Plan to ensure that the number of shares is adequate to attract, hire and retain executive management and other essential and qualified personnel. Shareholder approval of the increase in reserved shares issuable under the 2001 Stock Plan is required so that stock options granted under the plan from the increased shares may qualify as incentive stock options under Section 422 of the Internal Revenue Code and so that awards granted from the increased shares may qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code. Shareholder approval of the increased shares is also required by The Nasdaq Stock Market. The only proposed amendment to the 2001 Stock Plan is the increase in the number of shares of our Common Stock reserved for issuance under the plan. A copy of the 2001 Stock Plan, as amended and restated, is attached as Exhibit D to this proxy statement.

Background

The 2001 Stock Plan was adopted by the Board of Directors on April 12, 2001 and approved by our shareholders on June 14, 2001. The 2001 Stock Plan was subsequently amended to increase the number of reserved shares of our Common Stock to 1,750,000 shares, with such amendment approved by our shareholders on June 12, 2002. The 2001 Stock Plan provides for the grant of stock options and other stock-based awards to employees, officers, consultants, independent contractors and directors providing services to us and our subsidiaries.

As amended and restated, the number of shares of our Common Stock reserved for issuance under the 2001 Stock Plan is 2,250,000. No more than 10% of the shares issuable under the 2001 Stock Plan may be issued as awards other than options. Of the 1,750,000 shares of our Common Stock currently reserved for issuance under the 2001 Stock Plan, 226,185 remain available for issuance as of the Record Date. On the Record Date, the closing price of our Common Stock was $2.72 per share. Because participation and the types of awards under the 2001 Stock Plan are subject to the discretion of the Stock Option and Compensation Committee of the Board of Directors, the benefits or amounts that will be received by any participant or groups of participants if the Stock Plan Amendment is approved are not currently determinable. On the Record Date, there were approximately seven executive officers, 115 employees, six non-employee directors and four consultants of Novoste and its subsidiaries who were eligible to participate in the 2001 Stock Plan.

The Stock Plan Amendment will become effective as of April 14, 2004, the date it was approved by the Board of Directors, subject to shareholder approval at the Annual Meeting. If our shareholders fail to approve the 2001 Stock Plan as amended and restated on June 15, 2004 or within one year thereafter:

•	the awards granted for shares in excess of the number of shares available for grants under the 2001 Stock Plan before its amendment and restatement will be null and void; and

•	the terms of the 2001 Stock Plan will be those terms that were in effect before the amendment and restatement.

Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the Stock Plan Amendment to the 2001 Stock Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE STOCK PLAN AMENDMENT TO THE 2001 STOCK PLAN.

Equity Compensation Plan Information

The following table provides information about stock options outstanding and shares available for future awards under all of Novoste’s equity compensation plans. The information is as of December 31, 2003 and includes equity awards granted to employees subsequent to fiscal year-end but as part of year-end compensation for fiscal year 2003. Novoste has not made any grants outside of its equity compensation plans.

Novoste currently has stock options outstanding which were granted from three plans approved by our shareholders, the Novoste Corporation Employee Equity Plan, the Novoste Corporation Non-Employee Stock Option Plan and the Novoste Corporation 2001 Stock Plan and two plans which were not approved by our shareholders, the Novoste Corporation 2002 Broad-Based Stock Plan and the 2002 Chief Executive Officer Stock Option Plan.

The Novoste Corporation Employee Equity Plan and the Non-Employee Stock Option Plan have been terminated in accordance with its terms and there are, therefore, no shares available for future option grant under those plans. The 2002 Chief Executive Officer Plan was created specifically for providing a retention incentive when Novoste hired a new Chief Executive Officer in October 2002. There are no additional shares available for grant under that plan. Novoste does not have any warrants or stock appreciation rights outstanding under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,222,213	$11.5957	117,835
Equity compensation plans not approved by security holders	871,850	4.4680	23,150

Total	3,094,064	$9.5872	140,985

Description of the 2001 Stock Plan

A description of the provisions of the 2001 Stock Plan, as amended and restated, is set forth below. This summary is qualified in its entirety by the detailed provisions of the amended and restated 2001 Stock Plan, a copy of which is attached as Exhibit D to this proxy statement.

Purpose.    The purpose of the 2001 Stock Plan is to promote the interests of Novoste and its shareholders by aiding Novoste in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of contributing to the future success of Novoste, to offer such persons incentives to put forth maximum efforts for the success of Novoste’s business and to afford such persons an opportunity to acquire a proprietary interest in Novoste.

Administration.    The 2001 Stock Plan is administered by the Stock Option and Compensation Committee. Subject to the terms of the 2001 Stock Plan, the Stock Option and Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the 2001 Stock Plan.

Common Stock Reserved for Issuance under the 2001 Stock Plan.    Our Common Stock issued or to be issued under the 2001 Stock Plan consists of authorized but unissued shares or shares acquired in the open market or otherwise. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any shares, then the number of shares of Common Stock counted against the aggregate number of shares available under the 2001 Stock Plan with respect to the award, to the extent of any such forfeiture or termination, will again be available for granting awards under the 2001 Stock Plan. Shares of our Common Stock used by a participant as full or partial payment to us of the purchase price relating to an award, or in connection with the satisfaction of tax obligations relating to an award, will also be available for granting awards under the 2001 Stock Plan.

Eligibility.    Awards may be made under the 2001 Stock Plan to any employee, officer, consultant, independent contractor or director providing services to us or any of our affiliates. However, an incentive stock option may only be granted to full or part-time employees and may not be granted to an employee of our affiliate unless such affiliate is also a “subsidiary corporation” of Novoste within the meaning of Section 424(f) of the Internal Revenue Code or any successor provision.

Amendment or Termination of the 2001 Stock Plan.    The Stock Option and Compensation Committee may amend, alter, suspend, discontinue or terminate the 2001 Stock Plan at any time; provided however, that, without shareholder approval, no amendment, alteration, suspension, discontinuation or termination may be made that, absent shareholder approval, (1) would violate the rules or regulations of The Nasdaq Stock Market or any securities exchange that are applicable to us, (2) would cause us to be unable, under the Internal Revenue Code, to grant incentive stock options under the plan, (3) decreases the grant or exercise price of any option to less than the fair market value on the date of the grant or (4) increases the total number of shares of our Common Stock that may be issued under the 2001 Stock Plan. The 2001 Stock Plan will terminate on April 12, 2011, unless terminated earlier by us.

Options.    The 2001 Stock Plan permits the granting of options to purchase shares of our Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

The exercise price of each stock option shall be the fair market value of our Common Stock on the date of grant. The fair market value is generally determined as the closing price of our Common Stock on The Nasdaq Stock Market on the trading day immediately preceding the determination date. In addition, in accordance with the Internal Revenue Code, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant in the case of certain 10% stockholders who receive incentive stock options.

The term of each stock option is fixed by the Stock Option and Compensation Committee. The Stock Option and Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Stock Option and Compensation Committee.

In general, an optionee may pay the exercise price of an option by cash or such other method as the Stock Option and Compensation Committee may specify, including, without limitation, shares of our Common Stock, promissory notes (to the extent permitted by law), other securities, other awards or other property, any combination thereof. The Stock Option and Compensation Committee may grant reload options whereby a participant pays the exercise price or tax withholding upon exercise of an option by using shares of our Common Stock.

Stock options granted under the 2001 Stock Plan may not be sold, transferred, pledged or assigned other than by will, under applicable laws of descent and distribution or subject to a domestic relations order. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

Other Awards.    The Stock Option and Compensation Committee may also award:

•	shares of restricted stock, which are shares of our Common Stock subject to restrictions such as a risk of forfeiture.

•	restricted stock units, which are Common Stock units subject to restrictions. Stock units may be made settleable in cash or shares.

•	stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Stock Option and Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Stock Option and Compensation Committee.

•	performance awards, payable in our Common Stock or cash, as determined by the Stock Option and Compensation Committee.

•	other stock grants as are deemed by the Stock Option and Compensation Committee to be consistent with the purpose of the 2001 Stock Plan. The Stock Option and Compensation Committee will determine the terms and conditions of such other stock grant.

•	other stock-based awards, which are awards denominated or payable in, valued in reference to, or otherwise based on or related to shares of our Common Stock as are deemed by the Stock Option and Compensation Committee to be consistent with the purpose of the 2001 Stock Plan. The Stock Option and Compensation Committee will determine the terms and conditions of such other stock-based award, including the consideration to be paid for shares of our Common Stock or other securities delivered pursuant to a purchase right granted under such award.

Adjustments for Stock Dividends and Similar Events.    The Stock Option and Compensation Committee will make such adjustments as it deems appropriate in outstanding awards and the number of shares available for issuance under the 2001 Stock Plan, including the individual limitations on awards, to reflect stock dividends or other distributions, recapitalizations, stock splits, reverse stock splits, reorganizations, mergers, consolidations, split-ups, spin-offs, combinations, issuance of warrants or other rights to purchase shares of our Common Stock or our other securities to all holders of our Common Stock pro rata whether as a dividend or otherwise or other similar changes in our corporate structure or stock.

Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code limits publicly-held companies such as Novoste to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The 2001 Stock Plan is designed to permit the Stock Option and Compensation Committee to grant certain awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based:

(1)	the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(2)	the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(3)	the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by shareholders of the corporation before payment is made in a separate vote; and

(4)	the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (1) above) is deemed satisfied, and the certification requirement (summarized in (4) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

Under the 2001 Stock Plan, no participant may be granted stock options or any other award, the value of which is based solely on an increase in the price of our Common Stock, of more than 400,000 shares in the aggregate in any calendar year.

Federal Income Tax Consequences

Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of our Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of our Common Stock in an amount generally equal to the excess of the fair market value of our Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of our Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of our Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of our Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of our Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of our Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while our Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.    There are no immediate tax consequences of receiving an award of restricted stock units under the 2001 Stock Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2001 Stock Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of our Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Awards.    The award of a performance award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Other Awards.    With respect to other awards granted under the 2001 Stock Plan that are payable either in cash or shares of our Common Stock that are either transferable or not subject to substantial risk of forfeiture, the grantee of such award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of our Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of Common Stock by the grantee. With respect to an award that is payable in shares of our Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made under Section 83(b) of the Internal Revenue Code, the grantee must recognize ordinary income equal to the excess of (i) the fair market value of the shares of our Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount(if any) paid for such shares of Common Stock by the grantee. If we comply with applicable reporting requirements and the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Satisfaction of Tax Obligations.    Under the 2001 Stock Plan, the Stock Option and Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Stock Option and Compensation Committee and upon such terms and conditions as it may impose, to surrender shares of our Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to us to satisfy federal and state tax obligations. In addition, the Stock Option and Compensation Committee may grant, subject to its discretion, a cash bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the exercise or receipt of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and we will have a corresponding deduction equal to such amount, provided we comply with applicable reporting requirements and the restrictions of Section 162(m) of the Internal Revenue Code.

RATIFICATION OF THE REAPPOINTMENT OF ERNST & YOUNG LLP

AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2004

(Proposal 3)

The Audit Committee has selected the firm of Ernst & Young LLP (“Ernst & Young”), to serve as independent auditors for the year ending December 31, 2004. The Board of Directors has determined that it would be desirable to request that the shareholders ratify such selection. Ernst & Young has served as Novoste’s independent auditors since 1992. We understand that representatives of Ernst & Young will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from the shareholders.

The Audit Committee has the responsibility for selecting Novoste’s independent auditors, and shareholder ratification is not required. However, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the shareholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If the selection of Ernst & Young is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of other independent auditors. The Audit Committee may terminate the engagement of Ernst & Young as Novoste’s independent auditors without the approval of the shareholders whenever the Audit Committee deems termination necessary or appropriate.

Fees for the work performed by Ernst & Young are set forth below:

(a)	Audit Fees

Fees for audit services totaled approximately $502,000 in 2003 and approximately $556,000 in 2002, including fees associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q, and statutory audits required internationally.

(b)	Audit-Related Fees

Fees for audit-related services totaled approximately $40,000 in 2003 and approximately $21,000 in 2002. Audit-related services principally include accounting consultations concerning financial accounting and reporting matters not classified as audit fees.

(c)	Tax Fees

Fees for tax services, including tax compliance, tax advice and tax planning totaled approximately $217,000 in 2003 and $452,000 in 2002.

(d)	All Other Fees

Fees for all other services not included above totaled approximately $68,000 in 2003 and $44,000 in 2002, principally including support and advisory service relating to the corporate restructuring of European legal entities.

The Audit Committee approves, in advance, the provision by Ernst & Young of all services whether or not related to the audit. Applicable law and regulations provide an exemption that permits certain services to be provided by our outside auditors even if they are not pre-approved. We have not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted. The Audit Committee typically meets with Ernst & Young throughout the year. The Audit Committee reviews both audit and non-audit services performed by Ernst & Young as well as fees charged by Ernst & Young for such services. In engaging Ernst & Young for the services described above, the Audit Committee considered whether the provision of such services is compatible with maintaining Ernst & Young’s independence.

The affirmative vote of a majority of the total votes cast on the proposal will be required for the ratification and reappointment of Ernst & Young as independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF ERNST & YOUNG’S APPOINTMENT AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2004.

Report of the Audit Committee

The Audit Committee of Novoste’s Board of Directors is composed of the following non-employee directors: William E. Whitmer, the Chairman, J. Stephen Holmes, and Judy Lindstrom. The Audit Committee is responsible for assisting the Board of Directors in its oversight of the integrity of Novoste’s consolidated financial statements, the qualifications and independence of Novoste’s independent auditors, and Novoste’s internal financial and accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace Novoste’s independent auditors. None of the current members of the Audit Committee are employees of Novoste and the Board of Directors has determined that each member of the Audit Committee is independent (as independence is defined in the listing standards of The Nasdaq Stock Market currently in effect). The Board of Directors has determined that Mr. Whitmer is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Novoste’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors. A written charter governing the functions of the Audit Committee was revised and approved by the Board of Directors on February 11, 2004. A copy of the Audit Committee’s current charter is attached to this Proxy Statement as Appendix A.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that Novoste’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

Novoste’s independent auditors also provided to the Audit Committee the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors the auditing firm’s independence. The Committee also considered whether non-audit services provided by the independent auditors during the last fiscal year were compatible with maintaining the independent auditors’ independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Novoste’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the SEC.

Audit Committee

William E. Whitmer, Chairman

J. Stephen Holmes

Judy Lindstrom

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of the Record Date with respect to the beneficial ownership of our Common Stock by (1) each director and nominee for election as director, (2) each executive officer named in the Summary Compensation Table under “Executive Compensation” in this Proxy Statement and (3) all executive officers and directors as a group:

Name	Shares	Options	Total Beneficial Ownership	Percentage(1)
Charles E. Larsen	311,161	24,250	355,411	2.0%
Thomas D. Weldon(2)(3)(4)	208,770	114,750	323,520	1.9%
Alfred J. Novak	0	222,175	222,175	1.3%
William E. Whitmer	9,000	29,250	38,250	*
Stephen I. Shapiro	4,213	24,250	28,463	*
J. Stephen Holmes	0	24,250	24,250	*
Judy Lindstrom	0	15,500	15,500	*
Adam Lowe	0	88,363	88,363	*
Robert N. Wood, Jr.	1,018	64,051	65,069	*
Donald J. Webber	325	60,650	60,975	*
Daniel G. Hall	3,000	54,988	57,988	*
All executive officers and directors as a group (14) persons(5)	538,142	828,665	1,361,807	7.7%

(*)    Less than 1%.

(1)	Applicable percentage of ownership as of April 7, 2004 is based upon 16,331,068 shares of our Common Stock outstanding. A person is deemed to be the beneficial owner of our Common Stock that can be acquired within 60 days from April 7, 2004 upon the exercise of options, and that person’s options are assumed to have been exercised (and the underlying shares of our Common Stock outstanding) in determining such person’s percentage ownership. Consequently, the denominator for calculating such percentage may differ for each shareholder.
(2)	Includes 2,500 shares held in trust for the benefit of Mr. Weldon’s son and 2,500 shares held by Mr. Weldon as custodian for his nephew.
(3)	Includes 39,668 shares held by Mr. Weldon’s spouse.
(4)	Includes 67,571 shares held by The Weldon Foundation, Inc., a Florida not-for-profit corporation in which Thomas D. Weldon and Norman R. Weldon are directors. Mr. Weldon and Dr. Weldon disclaim beneficial ownership of all shares held by The Weldon Foundation, Inc.
(5)	Includes 228 shares and 101,188 shares that can be acquired within 60 days from April 7, 2004, upon exercise of options held by executive officers not named in the Summary Compensation Table under “Executive Compensation” section of this Proxy Statement.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of the Record Date with respect to the ownership of shares of our Common Stock by each person believed by management to be the beneficial owner of more than five percent of the outstanding Common Stock. The information is based on the most recent Schedule 13D or 13G filed with the SEC on behalf of such persons or other information made available to us.

	Beneficial Ownership
Name of Beneficial Owner	Shares	Percentage
Columbia Wanger Asset Management LP and affiliated entities(1) 227 West Monroe Street, Suite 3000 Chicago, Illinois 60606	2,259,300	13.8%

JANA Partners LLC(2) 536 Pacific Avenue San Francisco, California 94133	2,130,920	13.0%

Steel Partners II, L.P. and affiliated entities(3) 590 Madison Avenue, 32nd Floor New York, New York 10022	1,599,207	9.8%

Trellus Management Company, LLC(4) 350 Madison Avenue, 9th Floor New York, New York 10017	900,000	5.5%

(1)	Information obtained from Schedule 13G/A filed with the SEC by Columbia Wanger Asset Management, L.P. (“Columbia”), WAM Acquisition GP, Inc., the general partner of Columbia (“WAM”), and Columbia Acorn Trust (“Acorn”) on February 10, 2004. Columbia and WAM have shared power to vote or direct the vote of and to dispose of or to direct the disposition of all of these shares. Acorn has shared power to vote or direct the vote of and to dispose of or to direct the disposition of 1,840,000 of these shares.
(2)	Information obtained from Schedule 13G/A filed with the SEC by JANA Partners LLC (“JANA”) on April 10, 2003. The Schedule 13G discloses that JANA Partners has sole power to vote or direct the vote of and to dispose of or to direct the disposition of all these shares.
(3)	Information obtained from Schedule 13D/A filed with the SEC by Steel Partners II, L.P. (“Steel Partners”) and Steel Partners, L.L.C. (“SP LLC”) on January 6, 2004. The Schedule 13D/A discloses that Steel Partners has sole power to vote or direct the vote of and to dispose of or to direct the disposition of all these shares. As the general partner of Steel Partners, SP LLC may be deemed to beneficially own all of these shares. As the sole executive officer and managing member of SP LLC, Warren G. Lichtenstein may be deemed to beneficially own all of these shares.
(4)	Information obtained from Schedule 13G/A filed with the SEC by Trellus Company, LLC (“Trellus”) and Adam Usdan on February 17, 2004. The Schedule 13G/A discloses that Trellus and Mr. Usdan have shared power to vote or direct the vote of and to dispose of or to direct the disposition of all these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that officers, directors and holders of more than 10% of our Common Stock (collectively, “reporting persons”) file reports of their trading in Novoste equity securities with the SEC. Based on a review of Section 16 forms filed by the reporting persons during the last fiscal year, Novoste believes that all reporting persons complied with all applicable Section 16 requirements for Form 3, Form 4 and Form 5 filings during 2003.

OTHER BUSINESS

We have no other matter that may properly come before the Annual Meeting. However, if any other matter requiring a vote of shareholders should arise, the person named in the enclosed proxy card is authorized to vote upon such matter in his discretion.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In accordance with notices sent to shareholders sharing a single address, Novoste is sending only one 2003 Annual Report (including its Annual Report on Form 10-K for the fiscal year ended December 31, 2003) and Proxy Statement to that address unless it received contrary instructions from any shareholder at that address. This “householding” practice reduces our printing and postage costs. Shareholders may request or discontinue householding, or may request a separate copy of the 2003 Annual Report (including the Form 10-K) or Proxy Statement as follows:

•	Record shareholders wishing to discontinue or begin householding, or any record shareholder residing at a householded address wanting to request delivery of a copy of the 2003 Annual Report (including the Form 10-K) or Proxy Statement, should contact our transfer agent, American Stock Transfer and Trust Company, at 1-877-777-0800 or www.amstock.com, or may write to them at 6201 15th Avenue, Brooklyn, NY 11219.

•	Shareholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or begin householding should contact their record holder.

Any householded shareholder may request prompt delivery of a copy of the 2003 Annual Report (including the Form 10-K) or Proxy Statement by contacting Novoste at 770-810-3149 or may write to its Investor Relations Department, 3890 Steve Reynolds Boulevard, Norcross, Georgia 30093.

ELECTRONIC ACCESS TO ANNUAL MEETING MATERIALS

This Proxy Statement and the 2004 Annual Report (including the Form 10-K) are available on the Novoste’s website at www.novoste.com. Your consent to access these documents over the Internet can save Novoste postage and printing expense. If you consent, you will receive notice next year when these documents are available with instructions on how to view them and submit voting instructions. If you are a shareholder of record, you may sign up for this service by contacting American Stock Transfer and Trust Company at www.amstock.com. If you hold your shares through a bank, broker or other holder of record, contact the record holder for information regarding electronic delivery of materials. Your consent to electronic delivery will remain in effect until you revoke it. If you choose electronic delivery, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.

Norcross, Georgia

April 28, 2004

Appendix A

NOVOSTE CORPORATION

AUDIT COMMITTEE CHARTER

Revised as of February 11, 2004

I.    STATEMENT OF POLICY

The Audit Committee (the “Audit Committee” or the “Committee”) of the Board of Directors of Novoste Corporation (“the Company”) is responsible for assisting the Board of Directors in its oversight of the accounting and reporting practices of the Company, the quality and integrity of the financial reports and financial management processes of the Company, and the legal compliance and ethics programs established by management and the Board.

The primary functions of the Audit Committee are:

1)	To be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Company (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company;

2)	To assist the Board of Directors in fulfilling its responsibilities by overseeing:

a.	The processes involved in the preparation and review of the financial reports provided to the public and the audits of the financial statements of the Company,

b.	The Company’s systems of internal controls regarding finance, financial reporting, and accounting, and the legal compliance and ethics procedures that management and the Board have established, and

c.	The Company’s auditing, accounting and financial reporting processes generally; and

3)	To perform all other activities required of audit committees of public companies under applicable laws, rules, and regulations as well as the requirements of The NASDAQ Stock Market or any other national securities exchange on which the Company’s securities are then listed.

While the Committee has the responsibilities and duties set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management to prepare the Company’s financial statements and related reports, and it is the independent auditors’ responsibility to express their opinion on the annual financial statements of the Company and to review the quarterly financial statements issued to the public and regulatory organizations. The Committee’s responsibility in this regard is one of oversight and review. The Committee does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles. The Committee’s authority, duties and responsibilities are discharged through evaluating reports given to the Committee, presentations made to the Committee and other significant financial reporting decisions reported to the Committee by management and the independent auditors. As part of fulfilling its oversight responsibilities, the Audit Committee will make every effort to maintain free and open communications between management, the independent auditors, the Committee, and other directors.

II.    ORGANIZATION

The Audit Committee shall be comprised of three or more directors who are appointed annually by the Board of Directors, one of whom shall be designated by the Board as Chairman of the Committee. Members of

the Committee shall meet the independence requirements established by applicable laws, rules, and regulations and by The NASDAQ Stock Market, and these individuals shall be free of any relationships that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment in carrying out their responsibilities as a Committee member. All members of the Audit Committee shall be able to read and understand financial statements, and at least one member of the Committee shall be an audit committee financial expert as defined by applicable laws, rules, and regulations or guidance issued by The NASDAQ Stock Market and the Securities and Exchange Commission (the “SEC”). The Board of Directors shall determine and state which member or members are audit committee financial experts.

III.    MEETINGS

The Audit Committee shall meet at least four times annually, and shall meet more often as circumstances require. The Chairman of the Committee is responsible for providing leadership to the Committee, setting the agendas for meetings, presiding over meetings, making Committee assignments as appropriate, and reporting to the Board of Directors on all Committee activities. The Committee or designated Committee members will meet with members of management or employees of the Company, the independent auditors, outside legal counsel, consultants, and others in the performance of its responsibilities and duties. Such meetings may be part of scheduled Committee meetings, or may be in separate, private sessions.

IV.    RESPONSIBILITIES AND DUTIES

The Audit Committee intends for its policies and procedures to be flexible in order to react to changing conditions, and to enable the Committee to assure the directors and shareholders that the Company’s accounting and reporting practices are in accordance with all applicable laws, rules and regulations and are of the highest quality.

To fulfill these responsibilities, the Committee will:

1)	Review and assess the adequacy of the Committee’s charter on an annual basis and recommend any proposed changes to the Board of Directors for approval.

2)	Have the authority to appoint, retain and replace the independent auditors, approve the compensation of the independent auditors, and oversee the work of the independent auditors in their performance of the audit of, and reporting upon, the Company’s financial statements. The independent auditors will report directly to the Committee. The Committee will approve, in advance, the provision by the independent auditors of all services whether or not related to the audit. The Audit Committee will establish pre-approval policies and procedures with respect to the approval of audit or non-audit services consistent with applicable laws, rules and regulations and the requirements of The NASDAQ Stock Market. The Company shall provide for appropriate funding, as determined by the Committee, for payment of (a) compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) compensation to any advisers employed by the Committee, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee’s duties.

3)	Obtain and review information from the independent auditor which:

a.	Confirms that it is properly registered with the Public Company Accounting Oversight Board,

b.	Describes its internal quality control procedures, and

c.	Reports any material issues raised by the most recent internal quality control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

4)	Determine that the audit firm is independent consistent with applicable laws, rules and regulations and the requirements of The NASDAQ Stock Market and other criteria the Audit Committee believes to be appropriate by:

a.	Reviewing and approving in advance all audit and non-audit services to be performed by the independent auditors;

b.	Receiving annually from the independent auditors, and reviewing, a written communication delineating all relationships and services performed for the Company as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented;

c.	Discussing with the independent auditors any matters that might have an impact on their objectivity and independence; and

d.	Taking appropriate action to resolve any issues relating to the auditors’ independence.

5)	Review with management and the independent auditors the scope and plans for the annual audit and for quarterly reviews and other examinations of financial information and accounting and reporting processes.

6)	Discuss with management and the independent auditors the adequacy and effectiveness of the Company’s internal accounting and financial reporting controls, and receive recommendations for improvement in these processes and controls.

7)	Review and discuss with management and the independent auditors, upon completion of the annual audit:

a.	Any significant changes required, during the course of the audit, in the independent auditors’ audit plan;

b.	The Company’s financial statements and related notes;

c.	The independent auditors’ report on the financial statements;

d.	The independent auditors’ conclusions about the quality, not just the acceptability, of the accounting principles and judgments used in preparing the financial statements, to include such matters as the consistency of application of accounting principles, alternative accounting principles that have been discussed with management and the treatment preferred by the auditors, and the clarity and completeness of the information contained in the financial statements, notes, and related disclosures; this will include any material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses;

e.	All adjustments made to the financial statements as a result of the audit and any proposed adjustments not recorded, and the reasons for the decision to not record such adjustments;

f.	The management letter issued by the independent auditors;

g.	Any disagreements or serious difficulties that occurred during the audit between management and the independent auditors and take appropriate steps to resolve such disagreements if necessary; and

h.	Any other matters related to the conduct of the audit which are to be communicated to the Committee under applicable Statements on Auditing Standards.

8)	Meet with the independent auditors without management present to discuss such issues as the independent auditors’ evaluation of the effectiveness of the Company’s financial management, the cooperation received by the independent auditors during the audit, and any other items that either the independent auditors or the Committee believes should be addressed.

9)	Based upon its reviews and discussions with management and the independent auditors, determine whether to recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

10)	Approve a written report of the Committee to be included in the Company’s annual proxy statement, and receive the information to be provided by the independent auditors for inclusion in the Company’s proxy statement, including all fees relating to their services. The report to be included in the Company’s proxy statement shall comply with the rules of the SEC and shall state, among other things, that the Committee has:

a.	Reviewed and discussed the audited financial statements with management and the independent auditors;

b.	Received and discussed with the independent auditors the matters required to be covered by applicable Statements on Auditing Standards;

c.	Received and discussed written disclosures from the independent auditors regarding their qualifications and independence; and

d.	Recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

11)	Review and discuss with management and the independent auditors the financial information to be included in the Company’s quarterly earnings announcements prior to release of the information to the public, and ensure that all issues related to the quarterly financial information are discussed and resolved prior to the earnings release. Also, the Committee will review the Form 10-Q prior to filing with the SEC, and ascertain that management and the independent auditors are satisfied with the information presented and the disclosures made in the report. The Audit Committee will discuss with the independent auditors any matters required to be communicated by the independent auditors to the Audit Committee or its Chairman in connection with the independent auditors’ review of the interim financial statements of the Company. The Chairman or another member of the Audit Committee designated by the Chairman shall be available to review with management current disclosures regarding material changes in the financial condition or operations of the Company.

12)	Oversee the activities of the Company’s Disclosure Committee. The Committee will assess whether the reviews of the Company’s SEC reports and other public disclosures that are conducted prior to their filing or issuance are sufficient to determine that the information included therein is complete and accurate, and whether such reviews are conducted in accordance with the Disclosure Committee Charter.

13)	At least once each fiscal quarter, review with management and the independent auditors their assessments of the effectiveness of the Company’s internal control over financial reporting (including any annual report on internal control and related matters required in the annual report to shareholders), the resolution of any identified material weaknesses in such internal control over financial reporting and the assessments of such internal control over financial reporting to be included in filings with the SEC or other publicly available documents. Review with management and the independent auditors as appropriate their assessments of the effectiveness of the Company’s disclosure controls and procedures as of the end of each fiscal quarter.

14)	Review and approve the following in connection with management’s analysis, documentation, and evaluation of the Company’s internal controls:

a.	The plan and schedule for performing the analysis and evaluations;

b.	The resources to be committed to the project including outside consultants;

c.	The independent auditor’s role in advising the Company on the project;

d.	Management’s conclusions about the effectiveness of the internal controls, and actions being taken to correct weaknesses in controls;

e.	The independent auditor’s report on management’s evaluation of the Company’s internal controls; and

f.	The process established to maintain and update the internal control documentation, and to address weaknesses in controls as they may occur.

15)	Review and evaluate the Company’s processes for identifying and assessing key financial statement risk areas and for formulating and implementing steps to address such risk areas. Also, inquire of management and the independent auditors about significant business risks and exposures that the Company has and determine the effectiveness of the Company’s processes for identifying, assessing, and dealing with such risks as they arise.

16)	Review all related party transactions for potential conflict of interest situations on an ongoing basis. All such transactions must be approved by the Committee to the extent required by The NASDAQ Stock Market.

17)	Discuss with management, legal counsel, and the independent auditors the Company’s processes for establishing and maintaining its legal compliance and ethics programs. The Audit Committee shall review and make recommendations to the Board of Directors regarding the code of conduct and ethics adopted by the Board of Directors as required by applicable laws, rules and regulations and by The NASDAQ Stock Market.

18)	Establish procedures that provide for receipt, retention, and treatment of complaints regarding accounting, internal controls, and auditing matters. Such procedures will allow for confidential, anonymous complaints from employees of the Company on any questionable accounting or auditing issues, and will be communicated to all employees on a regular, periodic basis.

19)	Review with the Company’s legal counsel all legal and regulatory matters brought to the attention of the Audit Committee that may have a material impact on the financial statements. The Committee shall respond appropriately to any matters reported to it by counsel, including reporting to the Board of Directors on such matters, and adopting, as necessary, appropriate remedial measures or sanctions, or recommending such action to the Board of Directors.

20)	Meet with the independent auditors and management in separate executive sessions, as circumstances dictate, to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

21)	Present a summary of Audit Committee activities and actions at each meeting of the Board of Directors. If appropriate, arrange for the independent auditors to meet with the full Board to discuss the results of the annual audit or other matters relating to the accounting and financial reporting of the Company.

22)	Have the authority, at its discretion, to conduct or authorize investigations into any matters within the scope of the Committee’s responsibilities. The Committee shall have the authority to retain at the Company’s expense such outside counsel, accountants, experts and other advisors as it deems appropriate to assist the Committee in the performance of its functions, and the Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers retained by the Committee under this paragraph.

23)	Conduct a self-assessment annually of the Committee’s performance against the responsibilities and duties as stated in the Committee’s Charter, and adjust the Committee’s activities as a result of this evaluation.

24)	Perform such other functions as may be required by applicable laws, rules and regulations and The NASDAQ Stock Market, the Company’s Articles of Incorporation and Bylaws, or by the Board of Directors.

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Appendix B

NOVOSTE CORPORATION

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Effective as of February 11, 2004

Purpose

The Nominating and Corporate Governance Committee (“Committee”) is appointed by the Company’s Board of Directors (the “Board”) to assist the Board with respect to matters of corporate governance, including (1) providing advice to the Board regarding Board and Committee structure, composition and procedures, (2) identifying individuals qualified to become Board members, (3) recommending to the Board individuals to serve as directors and as Board committee members, (4) overseeing the evaluation of the Board, (5) monitoring the qualifications and performance of, and the Company’s succession planning regarding, key executives, and (6) such other matters as may be referred to the Committee by the Board.

Committee Membership

The Committee shall consist of no fewer than three members, each of whom shall meet the independence requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”) and any other legal requirements, including requirements under the federal securities laws. The members of the Committee shall be appointed and replaced by the Board. The Board shall designate the Chairperson of the Committee.

Meetings

The Committee shall meet at such times as it determines to be necessary or appropriate, but not less than three times each year. The Committee may request any officer or employee of the Company, or any outside advisor, to attend a meeting of the Committee or to meet with any member(s) of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Committee shall have the authority and responsibilities set forth below, which authority and/or responsibilities may be delegated to subcommittees when appropriate. The deliberations, actions and recommendations of the Committee shall be reported to the Board on a regular basis.

A.	Board Composition and Practices

1.	Review and make recommendations regarding the appropriate size and composition of the Board, including the mix of employee and independent directors.

2.	Establish guidelines concerning the criteria to be used in identifying, reviewing, screening and interviewing potential Board candidates, together with policies and procedures for the recruitment of candidates to serve on the Board and the review of recommendations received from the Board or any shareholder. The criteria used in identifying and evaluating Board candidates shall include the possession of such knowledge, experience, skills, expertise and diversity as may be appropriate to enhance the Board’s ability to oversee and provide direction regarding the affairs and business of the Company and, as applicable, to assist the Board and its committees in satisfying any requirements imposed by law, rule, regulation and/or Nasdaq listing standards.

3.	The Committee also shall have the sole authority to retain and terminate the engagement of search firms for purposes of identifying qualified Board candidates, including the sole authority to approve the fees and other terms governing the engagement of such search firms.

4.	Consider and recommend to the Board director candidates (a) for the Board’s selection for presentation to the shareholders for their approval at the annual meeting of shareholders and (b) for the Board’s approval to fill any vacancies on the Board, whether created by expansion, resignation, retirement or for any other reason.

5.	Establish policies and procedures deemed necessary or advisable by the Committee to ensure the effectiveness of the Board, including, without limitation, policies and procedures concerning:

a.	Term limits and retirement policies;

b.	The review of qualifications of incumbent directors in determining whether to recommend them for re-election to the Board;

c.	The review of changes in an incumbent director’s employment in determining whether to recommend the removal of the director from the Board;

d.	The review and assessment of matters which may be deemed to present an actual or potential conflict of interest between a director and the Company and/or its shareholders; and

e.	The orientation of new directors and continuing education of incumbent directors.

6.	Establish general guidelines concerning the conduct and format of Board meetings, including assessment of the nature and sufficiency of information provided by management to the Board for review and the timing of such submissions.

7.	Oversee the annual assessment of the Board’s performance and effectiveness, and, to the extent deemed necessary or appropriate, assessments of Board committees and/or individual directors.

8.	Establish the appropriate stock ownership guidelines for independent directors, based upon recommendations by the Compensation Committee.

B.	Committees of the Board

1.	Recommend to the Board the size, composition and responsibilities of all Board committees, including the periodic review of committee charters. Notwithstanding the foregoing, the Committee shall review and reassess the adequacy of this charter annually, and recommend any proposed changes to the Board for approval.

2.	Recommend to the Board all committee assignments (including the designation of committee chairs), and establish any policies regarding rotation of committee memberships as the Committee may deem advisable.

3.	Monitor the functioning of the committees of the Board, and make recommendations to the Board regarding changes, including the creation and elimination of committees.

C.	Management Oversight and Corporate Governance Processes

1.	Review and make recommendations to the Board concerning candidates for the positions of Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairman (if any) and the Chief Financial Officer.

2.	Monitor management succession plans developed by the Chief Executive Officer, review and evaluate the Company’s organizational strength (including the management development process), and provide counsel to the Chief Executive Officer with respect to the development and selection of individuals to fill key leadership positions within the Company.

3.	In consultation with counsel, evaluate the impact of legal and other developments on the Company’s articles of incorporation, bylaws, shareholder rights plans and other governance documents.

4.	Review and make recommendations to the Board regarding significant shareholder relations issues, including the review of any shareholder proposals.

5.	Develop and make recommendations to the Board with respect to the adoption of corporate governance guidelines, policies and procedures for the Company. The Committee will review the guidelines on an annual basis, or more frequently if appropriate, for compliance with all applicable laws, rules and regulations and the listing standards of Nasdaq and recommend changes to the Board.

D.	Other Functions

The Committee will also perform other functions that may be delegated by the Board from time to time. The scope of authority delegated herein to the Committee shall include the power to engage in other activities that are within the general scope of the Committee’s responsibilities. The Committee shall be empowered to retain advisors, counsel and others to assist it in the conduct of activities within its general scope.

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Appendix C

NOVOSTE CORPORATION

CODE OF BUSINESS CONDUCT AND ETHICS

NOVOSTE CORPORATION

CODE OF BUSINESS CONDUCT AND ETHICS

1.    Introduction

This Code of Business Conduct and Ethics (the “Code”) of Novoste Corporation (the “Company”) covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out policies to guide all employees, officers and directors of the Company (“Company Persons” or individually, a “Company Person”). All Company Persons must conduct themselves according to these policies and seek to avoid even the appearance of improper behavior.

Those who violate the policies in this Code will be subject to disciplinary action, up to and including a discharge from the Company and, where appropriate, civil liability and criminal prosecution. If you are in (i) a situation that you believe may violate or lead to a violation of this Code or (ii) a questionable situation regarding the Company’s accounting or auditing matters, follow the policies described in Sections 14 and 15, respectively, of this Code.

Nothing in this Code, in any Company policies or procedures, or in other related communications (verbal or written), creates or implies a contract of employment for a definite or indefinite term.

For purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, the Code shall also be the Company’s code of ethics for senior financial officers and the chief executive officer (“Senior Officers”).

2.    Compliance with Laws, Rules and Regulations

Obeying the law, both in letter and in spirit, is one of the foundations on which this Company’s ethical policies are built. All Company Persons must respect and obey the laws of the cities, states and countries in which we operate. Although not all Company Persons are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel.

3.    Conflicts of Interest

The Company respects the rights of Company Persons to manage their personal affairs and investments and does not wish to intrude upon their personal lives. At the same time, Company Persons must act in the best interests of the Company and avoid situations that present a potential or actual conflict between their interests and the interests of the Company.

A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. A conflict situation can arise when a Company Person takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest also arise when a Company Person or members of his or her family, receive improper personal benefits as a result of his or her position in or with the Company. Loans to, or guarantees of obligations of, Company Persons or their family members also create conflicts of interest.

Conflicts of interest are generally prohibited as a matter of Company policy. Exceptions may only be made after review and approval of specific or general categories by the Audit Committee of the Board of Directors of the Company (the “Board of Directors”). Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with your supervisor or the Company’s General Counsel. Any Company Person who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel or consult the policies described in Sections 14 and 15 of this Code.

A conflict of interest may also occur when Company Persons are engaged in a business or business activity that is in competition with or injurious to the Company. Directors and officers should consult with the General Counsel of the Company before engaging in any such business. An employee should consult with an appropriate supervisor or the Company’s General Counsel before engaging in any business or business activity.

4.    Insider Trading

Company Persons who have access to confidential, or non-public, information about the Company are not permitted to use or share that information for any purpose except the conduct of Company business. In particular, Company Persons are prohibited from using or disclosing any confidential or non-public information for stock trading purposes. To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. Employees are expected to understand and comply with the Company’s Insider Trading Policy, which contains more detailed policies and rules relating to transactions in the Company’s securities. If you have any questions, please consult the Company’s Insider Trading Policy or the Compliance Officer named in the Insider Trading Policy immediately. The Company’s Insider Trading Policy is not a part of this Code.

5.    Corporate Opportunities

Company Persons owe a duty to the Company to advance the Company’s legitimate business interest when the opportunity to do so arises. Company Persons are prohibited from taking for themselves personally opportunities that are discovered through the use of corporate property, information or position. No Company Person may use corporate property, information, or position for improper personal gain, and no Company Person may compete with the Company directly or indirectly. Company Persons owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

6.    Competition and Fair Dealing

The Company seeks to outperform its competitors fairly and honestly. The Company seeks competitive advantages through superior performance, never through unethical or illegal business practices. Company Persons should endeavor to respect the rights of and deal fairly with the Company’s customers, suppliers, competitors and employees. No Company Person should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

7.    Gifts

The receipt or giving of gifts or favors may be seen as an improper inducement to grant some concession in return to the donor. The Company wants its customers, collaborators, vendors and suppliers to understand that their business relationship with the Company is based completely on each other’s respective competitive abilities to meet business needs.

The giving or receiving of a business gift by a Company Person may present a conflict of interest and in some cases may be prohibited by law or regulation. Company Persons may not give to, or accept from, customers or suppliers (or potential customers or potential suppliers) gifts or entertainment other than those of nominal value, such as meals, calendars, flowers, fruit, candy, books and advertising novelties. All gifts and entertainment, other than those of nominal value, must be disclosed to the Human Resources Department. The Company will keep written reports of such disclosures filed with the Human Resources Department. Such reporting, reviewing and record-keeping system should serve to prevent an unintended breach of trust and should enable the Company to better protect itself from acts of self-dealing at the expense of the Company.

8.    Equal Employment Opportunity

The Company is committed to providing equal employment opportunity to all qualified persons without regard to any impermissible criterion or circumstance. This policy applies to all terms and conditions of employment and in regard to any other matter that affects in any way the working environment of the employee. The Company does not tolerate or condone any type of discrimination prohibited by law, including harassment.

If you have any questions, please consult the Company’s Equal Employment Opportunity and Affirmative Action Policy or the Compliance Officer named in the Equal Employment Opportunity Policy immediately. The Company’s Equal Employment Opportunity and Affirmative Action Policy is not a part of this Code.

9.    Record-Keeping

The Company requires honest, accurate and prompt recording and reporting of information in order to make responsible business decisions and to provide full, fair, accurate and timely disclosure. All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform both to applicable legal and accounting requirements and to the Company’s system of internal controls. The accurate and timely reporting of the Company’s financial results and financial condition requires that all financial information be recorded promptly and accurately, and that the Company’s systems for recording and reporting that information be properly functioning and subject to regular and thorough evaluations. All information you record or report on behalf of the Company—whether for the Company’s purposes or for use by third parties—must be done honestly and accurately. Providing false or misleading information in connection with any aspect of the Company’s business or operations will not be tolerated.

10.    Confidentiality

In carrying out the Company’s business, Company Persons often learn confidential or proprietary information about the Company, its customers, prospective customers or other third parties. Company Persons must maintain the confidentiality of all information so entrusted to them, except when disclosure is authorized or legally mandated. Confidential or proprietary information includes, among other things, any non-public information concerning the Company, including its businesses, financial performance, pricing information, results or prospects, and any non-public information provided by a third party with the expectation that the information will be kept confidential and used solely for the business purpose for which it was conveyed.

11.    Protection and Proper Use of Company Assets

Company Persons should endeavor to protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. All Company assets should be used for legitimate business purposes only. Any suspected incident of fraud or theft should be immediately reported for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted.

12.    Public Disclosure

All disclosure in reports and public documents that the Company files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Company shall be full, fair, accurate, timely and understandable. All Company Persons who are involved in the Company’s disclosure process, including Senior Officers, are responsible for acting in furtherance of this policy. In particular, these individuals are required to maintain familiarity with the disclosure requirements applicable to the Company and are prohibited from knowingly misrepresenting, omitting, or causing others to misrepresent or omit, material facts about the Company to others, within or outside the Company, including the Company’s independent auditors. In addition, any Company Person who has a supervisory role in the Company’s disclosure process has an obligation to discharge his or her responsibilities diligently.

13.    Waivers and Amendments of the Code of Business Conduct and Ethics

Any waiver of this Code for executive officers or directors may be made only by the Board of Directors and will be promptly disclosed as required by law or regulation of the SEC and The NASDAQ Stock Market.

Any amendment to a provision of the Code that applies to the Senior Officers will be disclosed in accordance with the applicable requirements of the SEC and The NASDAQ Stock Market.

14.    Reporting any Illegal or Unethical Behavior

If you believe that actions have taken place, may be taking place or may be about to take place that violate or would violate this Code, you must bring the matter to the attention of the Company. You are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and when in doubt about the best course of action in a particular situation. Any supervisor or manager who receives a report of a potential violation of this Code must report it immediately to the General Counsel.

You may communicate any violations of this Code either anonymously or by name to the General Counsel by any of the following methods:

•	In writing either by internal mail or U.S. mail addressed to the office of the Company’s General Counsel

•	By e-mail to dhall@novoste.com

•	By calling the Company’s Ethics Hotline

The Company would prefer you identify yourself to facilitate its investigation of any report. However, you may choose to remain anonymous. The Company will use reasonable efforts to protect the identity of any person who reports potential misconduct and any retaliation for reports of misconduct by others made in good faith will not be tolerated. See “Section 16. Protection for Persons Reporting Questionable Behavior”.

Any use of these reporting procedures in bad faith or in a false or frivolous manner will be considered a violation of this Code. Further, you should not use the Company’s Ethics Hotline for personal grievances not involving this Code.

15.    Duty to Report Questionable Accounting or Auditing Matters

All Company Persons are responsible for reporting to the Company any questionable situation regarding the Company’s accounting, internal accounting controls or auditing matters, or a concern regarding questionable accounting or auditing matters that come to their attention. Any person may report such a complaint or concern by calling the Company’s Ethics Hotline and leaving a voice mail reporting the matter. This anonymous voice mail will be transcribed by the Company’s General Counsel who is required to forward all such transcriptions to the chairperson of the Audit Committee of the Board of Directors.

If a complaint regarding accounting, internal accounting controls or auditing matters is brought to the attention of an executive officer of the Company, either by an employee or a third party outside of the confidential and anonymous submission process, the executive officer is required to report the complaint directly to the chairperson of the Audit Committee. If a complaint regarding accounting, internal accounting controls or auditing matters is brought to the attention of a non-executive employee of the Company, such employee may either (i) report such complaint directly to his or her supervisor or (ii) submit the complaint through the use of the Company’s Ethics Hotline.

All reports submitted by employees of the Company regarding questionable accounting or auditing matters will be treated to the extent possible, as confidential.

Questions concerning these procedures may be directed to the Company’s General Counsel.

16.    Protection for Persons Reporting Questionable Behavior

Our commitment to promoting the highest ethical standards includes a responsibility to foster an environment that allows Company Persons to report violations without the fear of retaliation or retribution. You will not be disciplined, lose your job, or be retaliated against in any other way for asking questions or voicing concerns about our legal or ethical obligations, as long as you are acting in good faith. “Good faith” does not mean that you have to be right—but it does mean that you believe that you are providing truthful information. The important thing is that you bring your question or concern to the Company’s attention through one of the available channels.

Company Persons must never be discouraged from using any available channel within the organization. Even simple questioning of a person reporting a violation can lead to unintentional retaliation, as it may make that person feel that he or she did something wrong by choosing one method over another. Any person reporting a violation under this Code or questionable accounting or auditing matters must be able to choose whichever method they are most comfortable with to communicate their concern to the Company.

Any Company Person who retaliates against another Company Person for reporting known or suspected violations of our legal or ethical obligations will be in violation of the Code and subject to disciplinary action, up to and including dismissal. Retaliation may also be a violation of the law, and as such, could subject both the individual offender and the Company to legal liability.

Additional questions about retaliation should be addressed to the Company’s General Counsel.

17.    Investigations and Discipline

The responsibility for administering the Code, investigating alleged violations and determining corrective and disciplinary action rests with various groups within the Company. The Audit Committee of the Board of Directors is responsible for maintaining and updating the Code, subject to approval by the Board of Directors. Human Resources and other relevant departments work together as appropriate to promptly handle investigations and recommend corrective and disciplinary actions. Depending on the circumstances, in some cases senior managers and other officers will be involved to consider and determine the appropriate corrective or disciplinary action. Code violations and the corrective actions will be reported to the Audit Committee of the Board of Directors. In some cases, the Audit Committee or the full Board of Directors will be responsible to conduct the investigation and determine the actions to be taken.

The Company strives to impose discipline for each Code violation that fits the nature and particular facts of the violation. The Company generally will issue warnings or reprimands for less significant, first-time offenses. Violations of a more serious nature may result in an action such as suspension without pay, demotion, or reduction of compensation. Termination of employment generally is reserved for conduct such as theft or other violations amounting to a breach of trust, or for cases where a person has engaged in multiple violations. Terminations may also be appropriate for ethical violations if the Company Person has had appropriate training and consciously chose to pursue unethical behavior. Violations of the Code are not the only basis for disciplinary action. The Company has additional guidelines and procedures governing conduct, and violations of those guidelines and procedures may also result in corrective or disciplinary action.

18.    Public Filing

This Code and any amendments to this Code shall be filed with the SEC as required by law or regulation of the SEC or The NASDAQ Stock Market, and shall be distributed to and reviewed by all employees of the Company.

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Appendix D

NOVOSTE CORPORATION

AMENDED AND RESTATED 2001 STOCK PLAN

Section 1.    Purpose.

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of contributing to the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2.    Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)    “Affiliate” shall mean (i) any person or entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any person or entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)    “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c)    “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(d)    “Board” shall mean the Board of Directors of the Company.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)    “Committee” shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(g)    “Company” shall mean Novoste Corporation, a Florida corporation, and any successor corporation.

(h)    “Director” shall mean a member of the Board.

(i)    “Eligible Person” shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

(j)    “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall be, if the Shares are then quoted on The Nasdaq Stock Market, the closing sales price on the immediately preceding trading date as reported on The Nasdaq Stock Market; provided, however, that if no closing sale price shall have been made within ten business days preceding such relevant date, or if deemed appropriate by the Committee for any reason, the Fair Market Value of such Shares shall be determined by the Committee. In no event shall the Fair Market Value of any Share be less than its par value.

(k)    “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(l)    “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(m)    “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

(n)    “Other Stock Grant” shall mean any right granted under Section 6(e) of the Plan.

(o)    “Other Stock-Based Award” shall mean any right granted under Section (f) of the Plan.

(p)    “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(q)    “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(r)    “Person” shall mean any individual, corporation, partnership, association or trust.

(s)    “Plan” shall mean the Novoste Corporation Amended and Restated 2001 Stock Plan, as amended from time to time, the provisions of which are set forth herein.

(t)    “Reload Option” shall mean any Option granted under Section 6(a)(iv) of the Plan.

(u)    “Restricted Stock” shall mean any Shares granted under Section 6(c) of the Plan.

(v)    “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(w)    “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(x)    “Shares” shall mean shares of Common Stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(y)    “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.    Administration.

(a)    Power and Authority of the Committee.    The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

(b)    Delegation.    The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

(c)    Power and Authority of the Board of Directors.    Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.    Shares Available for Awards.

(a)    Shares Available.    Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 2,250,000* and shall be subject to adjustment as provided herein and subject to the provisions of Section 422 or 424 of the Code or any successor provision. A maximum of 10% of the total number of Shares authorized shall be available for Awards other than options. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(b)    Accounting for Awards.    For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c)    Adjustments.    In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase Shares or other securities of the Company to all holders of common stock pro rata whether as a dividend or otherwise or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

*	The aggregate of 2,250,000 shares is contingent upon shareholder approval of the proposed amendment of the Plan.

(d)    Award Limitations Under the Plan.    No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 400,000 Shares (subject to adjustment as provided for in Section (c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 5.    Eligibility.

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.    Awards.

(a)    Options.    The Committee is hereby authorized to grant Options to participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)    Exercise Price.    The purchase price per Share purchasable under an Option shall be determined by the Committee, in its discretion; provided, however, that such purchase price shall be the Fair Market Value of a Share on the date of grant of such Option.

(ii)    Option Term.    The term of each Option shall be fixed by the Committee.

(iii)    Time and Method of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made; provided however, no Shares may be surrendered in payment of the exercise price if originally issued to the Participant upon exercise of an option within six months of the date of the current exercise.

(iv)    Reload Options.    The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) of the Plan or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price as determined by the Committee in the grant of such Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.

(b)    Stock Appreciation Rights.    The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, in the grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)    Restricted Stock and Restricted Stock Units.    The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)    Restrictions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)    Stock Certificates.    Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

(iii)    Forfeiture.    Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

(d)    Performance Awards.    The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e)    Other Stock Grants.    The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

(f)    Other Stock-Based Awards.    The Committee is hereby authorized to grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine in connection with such Award.

(g)    General.

(i)    No Cash Consideration for Awards.    Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)    Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)    Forms of Payment under Awards.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single pay mentor transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

(iv)    Limits on Transfer of Awards.    No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, (a) transfer Awards (other than Incentive Stock Options) to family members by gift, (b) transfer any Award by domestic order to a family member or (c) designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)    Terms of Awards.    The term of each Award shall be for such period as may be determined by the Committee.

(vi)    Restrictions; Securities Exchange Listing.    All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.    Amendment and Termination; Adjustments.

(a)    Amendments to the Plan.    The Committee may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)	would violate the rules or regulations of The Nasdaq Stock Market or any securities exchange that are applicable to the Company; or

(ii)	would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

(iii)	decrease the grant or exercise price of any Option to less than Fair Market Value on the date of the grant; or

(iv)	increase the total number of shares of Common Stock that may be issued under the Plan.

(b)    Amendments to Awards.    The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

(c)    Correction of Defects, Omissions and Inconsistencies.    The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.    Income Tax Withholding; Tax Bonuses.

(a)    Withholding.    In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

(b)    Tax Bonuses.    The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9.    General Provisions.

(a)    No Rights to Awards.    No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)    Award Agreements.    No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)    No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)    No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)    Governing Law.    The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Florida.

(f)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(g)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(i)    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.    Effective Date of the Plan.

The Plan was originally effective as of April 12, 2001. The Plan as herein amended and restated shall be effective as of April 14, 2004 (the “Amendment and Restatement Date”), subject to approval of the amended and restated Plan by the shareholders of the Company within one year after the Amendment and Restatement Date. Upon approval of the amended and restated Plan by the stockholders, all Grants made under the Plan on or after the Amendment and Restatement Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Amendment and Restatement Date. If the stockholders of the Company fail to approve the amended and restated Plan within the one-year period set forth in this Section 10, any Grants made hereunder in excess of the number of shares available for Grants under the Plan prior to its amendment and restatement shall be null and void and of no effect and the applicable terms of the Plan shall be the terms in effect immediately prior to the Amendment and Restatement Date.

Section 11.    Term of the Plan.

No Award shall be granted under the Plan after April 12, 2011 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.

ANNUAL MEETING OF SHAREHOLDERS OF

NOVOSTE CORPORATION

June 15, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach along perforated line and mail in the envelope provided.    ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1), (2), AND (3)

LISTED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN

HERE ☒

1. Election of two (2) Class II Directors to serve until the 2007 Annual Meeting of Shareholders				FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: CLASS II O Alfred J. Novak O Judy Lindstrom

2. To approve an amendment to the Novoste Corporation 2001 Stock Plan, as amended, to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares to 2,250,000 shares.

				☐	☐	☐

			3. Ratification of the reappointment of Ernst & Young LLP as our independent auditors for fiscal year 2004.	☐	☐	☐

The Proxy named herein is authorized to act and vote in his discretion upon any and all such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●			This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1), (2), and (3) above unless the shareholder specifies otherwise, in which case it will be voted as specified.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

NOVOSTE CORPORATION

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas D. Weldon, proxy, to vote all shares of the stock of Novoste Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Novoste Corporation on June 15, 2004, and any postponements or adjournments thereof, upon all matters as may properly come before the Annual Meeting. Without otherwise limiting the foregoing general authorization, the proxy is instructed to vote as indicated herein and, at his discretion, upon any other matters that may properly come before the meeting.

Please complete, date and sign on the reverse side and mail in the enclosed envelope.